Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints any Vice President of ABI, the Corporate Secretary of ABI, any Assistant Corporate Secretary of ABI, the Secretary of Anheuser-Busch InBev Services, LLC, any Assistant Secretary of Anheuser-Busch InBev Services, LLC, Ms. Sabine Chalmers, Mr. Augusto Lima, Ms. Maria Fernanda Lima da Rocha Barros, Mr. Thomas Larson, Mr. Benoit Loore, Ms. Ann Randon, Ms. Patricia Frizo, Ms. Christine Delhaye and Mr. Jan Vandermeersch, and each of them, with full power to act alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to the following registration statements:

•	registration statement on Form S-8 (File No. 333-165065);

•	registration statement on Form S-8 (File No. 333-165566);

•	registration statement on Form S-8 (File No. 333-169272);

•	registration statement on Form S-8 (File No. 333-171231);

•	registration statement on Form S-8 (File No. 333-172069);

•	registration statement on Form S-8 (File No. 333-178664);

•	registration statement on Form S-8 (File No. 333-188517);

•	registration statement on Form S-8 (File No. 333-192806);

•	registration statement on Form S-8 (File No. 333-201386); and

•	registration statement on Form S-8 (File No. 333-208634);

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto any such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that any such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together, shall constitute one instrument.

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Date:	By: ________________ Carlos Brito Chief Executive Officer Anheuser-Busch InBev SA/NV

Date:	By: ________________ Felipe Dutra Chief Financial Officer Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Olivier Goudet Olivier Goudet Chairman of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 8 November 2016	By: /s/ Paul Cornet de Ways Ruart Paul Cornet de Ways Ruart Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 8 November 2016	By: /s/Stéfan Descheemaeker Stéfan Descheemaeker Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ M. Michele Burns M. Michele Burns Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Paulo Alberto Lemann Paulo Alberto Lemann Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Grégoire de Spoelberch Grégoire de Spoelberch Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Marcel Herrmann Telles Marcel Herrmann Telles Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 5 November 2016	By: /s/ Alexandre Van Damme Alexandre Van Damme Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Carlos Alberto Sicupira Carlos Alberto Sicupira Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Alexandre Behring Alexandre Behring Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Elio Leoni Sceti Elio Leoni Sceti Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Maria Asuncion Aramburuzabala Maria Asuncion Aramburuzabala Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Martin J. Barrington Martin J. Barrington Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/William F. Gifford, Jr. William F. Gifford, Jr. Member of the Board of Directors Anheuser-Busch InBev SA/NV

Date: 10 November 2016	By: /s/ Alejandro Santo Domingo Dávila Alejandro Santo Domingo Dávila Member of the Board of Directors Anheuser-Busch InBev SA/NV